United States Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2014
Date of Event Reported

GREAT CHINA MANIA HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Florida	333-139008	59-2318378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1902, 19/F, Kodak House 2, Java Road, North Point, Hong Kong
 (Address of Principal Executive Offices)

(852) 3543-1208
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On August 1, 2014, Great China Mania Holdings, Inc. (the “Company”) terminated a Letter of Intent into which it had entered with Phaedra Media Group Limited (“PMG”) on June 12, 2014, wherein the Company would acquire 100% equity interest in PMG. The termination was fully allowed under the Letter of Intent, which permits either party to dissolve the binding Letter of Intent by submitting to the other party a written notice of at least one month.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT CHINA MANIA HOLDINGS, INC.

By:          /s/Kwan Yin Roy Kwong                                                                                                              Date:           August 7, 2014
Kwan Yin Roy Kwong
Chief Executive Officer and Director